INCOME TAXES	12 Months Ended
Jun. 30, 2011
Notes to Financial Statements [Abstract]
INCOME TAXES
INCOME TAXES
Income taxes are recognized for the amount of taxes payable for the current year and for the impact of deferred tax assets and liabilities, which represent future tax consequences of events that have been recognized differently in the financial statements than for tax purposes. Deferred tax assets and liabilities are established using the enacted statutory tax rates and are adjusted for any changes in such rates in the period of change.
Earnings from continuing operations before income taxes consisted of the following:

Years ended June 30	2011	2010	2009
United States	$8,983	$8,368	$8,409
International	6,206	6,679	6,004
TOTAL	15,189	15,047	14,413

Amounts in millions of dollars except per share amounts or as otherwise specified.

Notes to Consolidated Financial Statements	The Procter & Gamble Company 69

Income taxes on continuing operations consisted of the following:

Years ended June 30	2011	2010	2009
CURRENT TAX EXPENSE
U.S. federal	$1,809	$2,154	$1,619
International	1,188	1,616	1,268
U.S. state and local	266	295	229
	3,263	4,065	3,116
DEFERRED TAX EXPENSE
U.S. federal	205	253	595
International and other	(76)	(217)	22
	129	36	617
TOTAL TAX EXPENSE	3,392	4,101	3,733

A reconciliation of the U.S. federal statutory income tax rate to our actual income tax rate on continuing operations is provided below:

Years ended June 30	2011	2010	2009
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Country mix impacts of foreign operations	(8.0)%	(7.5)%	(7.1)%
Changes in uncertain tax positions	(3.5)%	(0.4)%	(1.3)%
Patient Protection and Affordable Care Act	0.0%	1.0%	0.0%
Other	(1.2)%	(0.8)%	(0.7)%
EFFECTIVE INCOME TAX RATE	22.3%	27.3%	25.9%

Changes in uncertain tax positions represent changes in our net liability related to prior year tax positions.
In March 2010, the Patient Protection and Affordable Care Act (PPACA) was signed into law. One of the provisions of the PPACA changed the taxability of federal subsidies received by plan sponsors that provide retiree prescription drug benefits at least equivalent to Medicare Part D coverage. As a result of the change in taxability of the federal subsidy, we were required to make adjustments to deferred tax asset balances, resulting in a $152 charge to income tax expense in 2010.
Tax benefits credited to shareholders' equity totaled $510 and $5 for the years ended June 30, 2011 and 2010, respectively. These primarily relate to the tax effects of net investment hedges, excess tax benefits from the exercise of stock options and the impacts of certain adjustments to pension and other retiree benefit obligations recorded in shareholders' equity.
We have undistributed earnings of foreign subsidiaries of approximately $35 billion at June 30, 2011, for which deferred taxes have not been provided. Such earnings are considered indefinitely invested in the foreign subsidiaries. If such earnings were repatriated, additional tax expense may result, although the calculation of such additional taxes is not practicable.
A reconciliation of the beginning and ending liability for uncertain tax positions is as follows:

	2011	2010	2009
BEGINNING OF YEAR	$1,797	$2,003	$2,582
Increases in tax positions for prior years	323	128	116
Decreases in tax positions for prior years	(388)	(146)	(485)
Increases in tax positions for current year	222	193	225
Settlements with taxing authorities	(168)	(216)	(172)
Lapse in statute of limitations	(94)	(45)	(68)
Currency translation	156	(120)	(195)
END OF YEAR	1,848	1,797	2,003

The Company is present in over 150 taxable jurisdictions and, at any point in time, has 50-60 audits underway at various stages of completion. We evaluate our tax positions and establish liabilities for uncertain tax positions that may be challenged by local authorities and may not be fully sustained, despite our belief that the underlying tax positions are fully supportable. Uncertain tax positions are reviewed on an ongoing basis and are adjusted in light of changing facts and circumstances, including progress of tax audits, developments in case law and closing of statute of limitations. Such adjustments are reflected in the tax provision as appropriate. The Company is making a concerted effort to bring its audit inventory to a more current position. We have done this by working with tax authorities to conduct audits for several open years at once. We have tax years open ranging from 2002 and forward. We are generally not able to reliably estimate the ultimate settlement amounts until the close of the audit. While we do not expect material changes, it is possible that the amount of unrecognized benefit with respect to our uncertain tax positions will significantly increase or decrease within the next 12 months related to the audits described above. At this time, we are not able to make a reasonable estimate of the range of impact on the balance of uncertain tax positions or the impact on the effective tax rate related to these items.
Included in the total liability for uncertain tax positions at June 30, 2011, is $1,424 that, depending on the ultimate resolution, could impact the effective tax rate in future periods.
We recognize accrued interest and penalties related to uncertain tax positions in income tax expense. As of June 30, 2011, 2010 and 2009, we had accrued interest of $475, $622 and $636 and penalties of $80, $89 and $100, respectively, that are not included in the above table. During the fiscal years ended June 30, 2011, 2010 and 2009, we recognized $(197) , $38 and $119 in interest expense/(benefit) and $(16) , $(8) and $(4) in penalties expense/(benefit), respectively.

Amounts in millions of dollars except per share amounts or as otherwise specified.

70 The Procter & Gamble Company	Notes to Consolidated Financial Statements

Deferred income tax assets and liabilities were comprised of the following:

June 30	2011	2010
DEFERRED TAX ASSETS
Pension and postretirement benefits	$1,406	$1,717
Stock-based compensation	1,284	1,257
Loss and other carryforwards	874	595
Goodwill and other intangible assets	298	312
Accrued marketing and promotion	217	216
Fixed assets	111	102
Unrealized loss on financial and foreign exchange transactions	770	88
Accrued interest and taxes	28	88
Inventory	52	35
Other	834	773
Valuation allowances	(293)	(120)
TOTAL	5,581	5,063

DEFERRED TAX LIABILITIES
Goodwill and other intangible assets	12,206	11,760
Fixed assets	1,742	1,642
Other	211	269
TOTAL	14,159	13,671

Net operating loss carryforwards were $2,663 and $1,875 at June 30, 2011 and 2010, respectively. If unused, $1,019 will expire between 2012 and 2031. The remainder, totaling $1,644 at June 30, 2011, may be carried forward indefinitely.